Exhibit 99.1

Calyxt and Agtegra Cooperative Announce Strategic Collaboration to Distribute Calyxt High Oleic Soybean

MINNEAPOLIS & ST. PAUL, Minn.--(BUSINESS WIRE)--February 19, 2019--Calyxt, Inc. (NASDAQ: CLXT) a consumer-centric, food and agriculture-focused Company, and Agtegra Cooperative (Agtegra) announced today that Agtegra will offer distribution, storage and transportation services for Calyxt High Oleic Soybean to its customers. Agtegra is an innovative farmer owned grain and agronomy cooperative serving over 6,300 farmer members across North and South Dakota. They are the eighth largest ag retailer in the United States.

“This collaboration highlights the maturing of Calyxt’s business model and proves that our unique Identity Preserved Program is attracting world class partners that provide value to food brands, consumers and farmers,” said Jim Blome, CEO of Calyxt. “Forming this relationship allows us to expand our grower network and broaden our supply chain capabilities to strongly position Calyxt with premier food companies focused on large-scale commercialization of healthier food ingredients for consumers.”

As part of this agreement, Calyxt and Agtegra will work together to distribute Calyxt High Oleic Soybean seeds to the cooperative’s farmer members in South Dakota and provide field services for proper placement and agronomic advice during the growing season. The collaboration will also include the storage and handling of Calyxt High Oleic Soybean grain at Agtegra under the Calyxt Soybean Identity Preserved Program, and logistics and transportation services for grain shipments. These services will build upon the existing Calyxt grower base for the Company’s next product launch by collaborating with some of the Agtegra customers who also grow wheat, as well as elevators, to establish the Calyxt Wheat Identity Preserved supply chain.

“We are excited about this relationship, as it further acknowledges Agtegra is at the forefront of bringing the latest in agricultural innovation to our customers in the Dakotas,” said Chris Pearson, CEO of Agtegra. “We look forward to working with Calyxt and our growers to help them gain access to this value-added channel for their production. This offering aligns perfectly with our mission.”

About Calyxt

Calyxt, Inc. is a consumer-centric, food- and agriculture-focused company. Calyxt is pioneering a paradigm shift to deliver healthier food ingredients, such as healthier oils and high fiber wheat, for consumers and crop traits that benefit the environment and reduce pesticide applications, such as disease tolerance, for farmers. Calyxt develops non-transgenic crops leveraging processes that occur in nature by combining its leading gene-editing technology and technical expertise with its innovative commercial strategy. Calyxt is located in Minneapolis-St. Paul, Minn., and is listed on the Nasdaq market (ticker: CLXT).

For further information please visit our website: www.calyxt.com
Calyxt™ and the corporate logo are trademarks owned by Calyxt, Inc.
TALEN® is a registered trademark owned by the Cellectis S.A.

About Agtegra

Agtegra Cooperative is an innovative, farmer-owned grain and agronomy cooperative with more than 6,300 active member-owners in eastern North and South Dakota. In addition to offering grain and agronomy services, Agtegra offers its members aerial application services, fuel, feed, and precision ag hardware and software products and services.

Agtegra Cooperative promotes agricultural sustainability through the best applications of science and technology in an effort to assist farmers in the production of a safe, healthy and abundant supply of grain in an economically viable system.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed under the caption entitled “Risk Factors” in Calyxt’s Annual Report on Form 10-K, and Cellectis’ Annual Report on Form 20-F and the financial report (including the management report) for the year ended December 31, 2017 along with other Calyxt and Cellectis subsequent filings with the U.S. Securities and Exchange Commission. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable laws.

CONTACT:
Calyxt
Media contacts
Jennifer Moore, VP Communications
Phone: 917-580-1088
email: media@calyxt.com

Sara Grasmon
Bellmont Partners
612.255.1117
email: sara@bellmontpartners.com

Investor Relations contact
Simon Harnest, VP Corporate Strategy and Finance
Phone: 646-385-9008
email: simon.harnest@calyxt.com

Agtegra
Tracy Linbo, SVP Agronomy, Marketing and Communications
Phone: 605-725-8304
email: tracy.linbo@agtegra.com